Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues
Discount revenue	$6,676	$6,327	$5,242	$5,549	$4,999	34	$18,245	$14,852	23
Net card fees (A)	1,312	1,286	1,253	1,222	1,191	10	3,851	3,442	12
Other fees and commissions	632	560	520	516	478	32	1,712	1,647	4
Other	314	252	219	167	209	50	785	707	11
Total non-interest revenues	8,934	8,425	7,234	7,454	6,877	30	24,593	20,648	19
Interest income
Interest on loans	2,256	2,094	2,144	2,236	2,266	—	6,494	7,543	(14)
Interest and dividends on investment securities	18	24	24	29	33	(45)	66	98	(33)
Deposits with banks and other	27	22	24	22	25	8	73	155	(53)
Total interest income	2,301	2,140	2,192	2,287	2,324	(1)	6,633	7,796	(15)
Interest expense
Deposits	109	113	134	155	202	(46)	356	788	(55)
Long-term debt and other	198	209	228	235	248	(20)	635	920	(31)
Total interest expense	307	322	362	390	450	(32)	991	1,708	(42)
Net interest income	1,994	1,818	1,830	1,897	1,874	6	5,642	6,088	(7)
Total revenues net of interest expense	10,928	10,243	9,064	9,351	8,751	25	30,235	26,736	13
Provisions for credit losses
Card Member receivables	(12)	(125)	(10)	(54)	117	#	(147)	1,069	#
Card Member loans	(177)	(396)	(573)	37	571	#	(1,146)	3,416	#
Other	(2)	(85)	(92)	(94)	(23)	(91)	(179)	356	#
Total provisions for credit losses	(191)	(606)	(675)	(111)	665	#	(1,472)	4,841	#
Total revenues net of interest expense after provisions for credit losses	11,119	10,849	9,739	9,462	8,086	38	31,707	21,895	45

Expenses
Marketing and business development (A)	2,355	2,219	1,766	1,858	1,822	29	6,340	4,889	30
Card Member rewards	3,020	2,712	2,243	2,296	2,004	51	7,975	5,745	39
Card Member services	579	432	317	307	259	#	1,328	923	44
Salaries and employee benefits	1,497	1,539	1,550	1,566	1,408	6	4,586	4,152	10
Professional services	490	458	403	523	421	16	1,351	1,266	7
Data processing and equipment	613	577	582	644	577	6	1,772	1,690	5
Other, net	115	(28)	(115)	410	231	(50)	(28)	792	#
Total expenses	8,669	7,909	6,746	7,604	6,722	29	23,324	19,457	20
Pretax income	2,450	2,940	2,993	1,858	1,364	80	8,383	2,438	#
Income tax provision	624	660	758	420	291	#	2,042	741	#
Net income	$1,826	$2,280	$2,235	$1,438	$1,073	70	$6,341	$1,697	#
Net income attributable to common shareholders (B)	$1,783	$2,249	$2,206	$1,415	$1,050	70	$6,238	$1,622	#
Effective tax rate	25.5%	22.4%	25.3%	22.6%	21.3%		24.4%	30.4%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.27	$2.81	$2.74	$1.76	$1.31	73	$7.84	$2.01	#
Average common shares outstanding	786	801	804	805	804	(2)	796	805	(1)
Diluted
Net income attributable to common shareholders	$2.27	$2.80	$2.74	$1.76	$1.30	75	$7.82	$2.01	#
Average common shares outstanding	787	802	805	806	805	(2)	797	806	(1)
Cash dividends declared per common share	$0.43	$0.43	$0.43	$0.43	$0.43	—	$1.29	$1.29	—
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YOY % change
Assets
Cash & cash equivalents	$28	$31	$40	$33	$36	(22)
Card Member receivables, less reserves	49	48	42	43	40	23
Card Member loans, less reserves	74	72	66	68	64	16
Investment securities	10	12	21	22	22	(55)
Other (C)	23	24	24	25	25	(8)
Total assets	$184	$187	$193	$191	$187	(2)

Liabilities and Shareholders' Equity
Customer deposits	$84	$85	$89	$87	$85	(1)
Short-term borrowings	2	2	2	2	2	—
Long-term debt	34	37	42	43	45	(24)
Other (C)	40	37	36	36	33	21
Total liabilities	160	161	169	168	165	(3)

Shareholders' Equity	24	26	24	23	22	9
Total liabilities and shareholders' equity	$184	$187	$193	$191	$187	(2)

Return on average equity (D)	32.6%	30.5%	22.6%	14.2%	15.3%
Return on average common equity (D)	34.7%	32.2%	23.9%	14.9%	15.9%
Book value per common share (dollars)	$28.39	$30.02	$28.46	$26.58	$25.19	13

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20
Shares Outstanding (in millions)
Beginning of period	798	803	805	805	805
Repurchase of common shares	(20)	(6)	(3)	—	—
Net impact of employee benefit plans and others	—	1	1	—	—
End of period	778	798	803	805	805

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	12.6%	14.2%	14.8%	13.5%	13.9%
Tier 1	14.2%	15.3%	16.0%	14.7%	15.1%
Total	15.7%	16.8%	17.5%	16.2%	16.7%

Common Equity Tier 1	$19.1	$21.0	$20.0	$18.7	$18.3
Tier 1 Capital	$21.4	$22.6	$21.6	$20.3	$19.9
Tier 2 Capital	$2.2	$2.2	$2.1	$2.1	$2.2
Total Capital	$23.7	$24.8	$23.6	$22.4	$22.1
RWA	$150.7	$147.5	$135.1	$138.3	$131.9
Tier 1 Leverage	11.8%	12.2%	11.4%	11.0%	10.8%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$182.1	$185.6	$189.3	$185.1	$185.3

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YOY % change	YTD'21	YTD'20	YOY % change
Network volumes (F)
U.S.	$232.0	$222.6	$186.2	$195.0	$174.6	33	$640.8	$513.2	25
Outside the U.S.	98.7	93.5	83.1	90.9	80.9	22	275.3	238.7	15
Total	$330.7	$316.1	$269.3	$285.9	$255.5	29	$916.1	$751.9	22
Billed business (F)	$280.4	$267.8	$225.4	$239.8	$213.6	31	$773.6	$630.9	23
Processed volumes (F)	50.3	48.3	43.9	46.1	41.9	20	142.5	121.0	18
Total	$330.7	$316.1	$269.3	$285.9	$255.5	29	$916.1	$751.9	22
Cards-in-force (millions) (G)
U.S.	56.0	54.8	54.1	53.8	53.6	4	56.0	53.6	4
Outside the U.S.	63.2	60.2	58.8	58.2	57.9	9	63.2	57.9	9
Total	119.2	115.0	112.9	112.0	111.5	7	119.2	111.5	7
Proprietary	70.6	69.6	69.0	68.9	68.8	3	70.6	68.8	3
GNS	48.6	45.4	43.9	43.1	42.7	14	48.6	42.7	14
Total	119.2	115.0	112.9	112.0	111.5	7	119.2	111.5	7
Basic cards-in-force (millions) (G)
U.S.	44.0	43.0	42.4	42.2	42.0	5	44.0	42.0	5
Outside the U.S.	54.3	51.2	49.8	49.1	48.8	11	54.3	48.8	11
Total	98.3	94.2	92.2	91.3	90.8	8	98.3	90.8	8
Average proprietary basic Card Member spending (dollars)
U.S.	$5,771	$5,607	$4,723	$4,983	$4,486	29	$16,106	$13,110	23
Outside the U.S.	$3,893	$3,686	$3,170	$3,505	$2,989	30	$10,745	$8,776	22
Average	$5,231	$5,051	$4,270	$4,549	$4,041	29	$14,555	$11,814	23
Card Member loans
U.S.	$67.5	$66.2	$61.6	$64.2	$61.4	10	$67.5	$61.4	10
Outside the U.S.	9.5	9.4	8.5	9.2	8.2	16	9.5	8.2	16
Total	$77.0	$75.6	$70.1	$73.4	$69.6	11	$77.0	$69.6	11

Average discount rate (H)	2.32%	2.30%	2.26%	2.25%	2.27%		2.30%	2.29%
Average fee per card (dollars) (I)	$75	$74	$73	$71	$69	9	$74	$66	12

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YOY % change	YTD'21	YTD'20	YOY % change
Worldwide Card Member loans
U.S.	$67.5	$66.2	$61.6	$64.2	$61.4	10	$67.5	$61.4	10
Outside the U.S.	$9.5	$9.4	$8.5	$9.2	$8.2	16	$9.5	$8.2	16
Total loans	$77.0	$75.6	$70.1	$73.4	$69.6	11	$77.0	$69.6	11
Credit loss reserves (millions)
Beginning balance	$3,835	$4,467	$5,344	$5,688	$5,628	(32)	$5,344	$4,027	33
Provisions - principal, interest and fees	(177)	(396)	(573)	37	571	#	(1,146)	3,416	#
Net write-offs - principal less recoveries	(118)	(185)	(241)	(346)	(432)	(73)	(544)	(1,449)	(62)
Net write-offs - interest and fees less recoveries	(43)	(58)	(63)	(74)	(91)	(53)	(164)	(301)	(46)
Other (J)	(8)	7	—	39	12	#	(1)	(5)	(80)
Ending balance	$3,489	$3,835	$4,467	$5,344	$5,688	(39)	$3,489	$5,688	(39)
% of loans	4.5%	5.1%	6.4%	7.3%	8.2%		4.5%	8.2%
% of past due	666%	782%	723%	727%	679%		666%	679%
Average loans	$76.4	$72.8	$70.7	$71.2	$69.9	9	$73.4	$75.4	(3)
Net write-off rate (principal only) (K)	0.6%	1.0%	1.4%	1.9%	2.5%		1.0%	2.6%
Net write-off rate (principal, interest and fees) (K)	0.8%	1.3%	1.7%	2.4%	3.0%		1.3%	3.1%
30+ days past due as a % of total (L)	0.7%	0.6%	0.9%	1.0%	1.2%		0.7%	1.2%

Net interest income divided by average Card Member loans (M)	10.4%	10.0%	10.4%	10.7%	10.7%		10.2%	10.8%
Net interest yield on average Card Member loans (M)	10.8%	10.6%	11.3%	11.4%	11.6%		10.9%	11.6%

Worldwide Card Member receivables
U.S.	$34.8	$33.9	$30.1	$30.5	$29.2	19	$34.8	$29.2	19
Outside the U.S.	$14.0	$13.7	$11.9	$13.2	$11.6	21	$14.0	$11.6	21
Total receivables	$48.8	$47.6	$42.0	$43.7	$40.8	20	$48.8	$40.8	20
Credit loss reserves (millions)
Beginning balance	$73	$202	$267	$422	$519	(86)	$267	$126	#
Provisions - principal and fees	(12)	(125)	(10)	(54)	117	#	(147)	1,069	#
Net write-offs - principal and fees less recoveries (N)	(32)	(4)	(53)	(105)	(219)	(85)	(89)	(776)	(89)
Other (J)	1	—	(2)	4	5	(80)	(1)	3	#
Ending balance	$30	$73	$202	$267	$422	(93)	$30	$422	(93)
% of receivables	0.1%	0.2%	0.5%	0.6%	1.0%		0.1%	1.0%
Net write-off rate (principal and fees) (K)(N)	0.3%	—%	0.5%	1.0%	2.2%		0.3%	2.3%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (K)(O)	0.3%	0.3%	0.6%	1.1%	2.2%		0.4%	2.4%
Net write-off rate, excluding GCP (principal only) (K)(O)	0.2%	0.3%	0.5%	1.0%	2.0%		0.3%	2.2%
30+ days past due as a % of total, excluding GCP (L)(O)	0.5%	0.5%	0.6%	0.6%	0.9%		0.5%	0.9%

Other loans (C)
Total other loans	$2.4	$2.2	$2.3	$2.9	$3.5	(31)	$2.4	$3.5	(31)
Credit loss reserves (millions)
Beginning balance	$72	$143	$238	$370	$423	$(83)	$238	$172	38
Provisions	(5)	(65)	(82)	(101)	(26)	$(81)	(152)	278	#
Net write-offs	—	(5)	(14)	(31)	(27)	#	(19)	(80)	(76)
Other (J)	(1)	(1)	1	—	—	—	(1)	—	—
Ending balance	$66	$72	$143	$238	$370	$(82)	$66	$370	$(82)
% of other loans	2.8%	3.3%	6.2%	8.2%	10.6%		2.8%	10.6%

Other receivables (C)
Total other receivables	$2.7	$2.9	$2.4	$3.0	$2.6	4	$2.7	$2.6	4
Credit loss reserves (millions)
Beginning balance	$39	$67	$85	$85	$94	(59)	$85	$27	#
Provisions	3	(20)	(10)	7	3	—	(27)	78	#
Net write-offs	(9)	(8)	(8)	(7)	(12)	(25)	(25)	(20)	25
Ending balance	$33	$39	$67	$85	$85	(61)	$33	$85	(61)
% of other receivables	1.2%	1.3%	2.8%	2.8%	3.3%		1.2%	3.3%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG) (P)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS) (P)	Corporate and Other	Consolidated
Q3'21
Non-interest revenues	$4,699	$2,978	$1,280	$(23)	$8,934
Interest income	1,879	378	4	40	2,301
Interest expense	174	111	(24)	46	307
Total revenues net of interest expense	6,404	3,245	1,308	(29)	10,928
Total provisions for credit losses	(126)	(67)	—	2	(191)
Total revenues net of interest expense after provisions for credit losses	6,530	3,312	1,308	(31)	11,119
Marketing, business development, and Card Member rewards and services	3,791	1,757	375	31	5,954
Salaries and employee benefits and other operating expenses	1,251	837	404	223	2,715
Pretax income (loss)	1,488	718	529	(285)	2,450
Q3'20
Non-interest revenues	$3,632	$2,327	$997	$(79)	$6,877
Interest income	1,916	351	4	53	2,324
Interest expense	244	139	(19)	86	450
Total revenues net of interest expense	5,304	2,539	1,020	(112)	8,751
Total provisions for credit losses	411	250	3	1	665
Total revenues net of interest expense after provisions for credit losses	4,893	2,289	1,017	(113)	8,086
Marketing, business development, and Card Member rewards and services	2,547	1,221	297	20	4,085
Salaries and employee benefits and other operating expenses	1,221	796	394	226	2,637
Pretax income (loss)	1,125	272	326	(359)	1,364
YOY % change
Non-interest revenues	29	28	28	(71)	30
Interest income	(2)	8	—	(25)	(1)
Interest expense	(29)	(20)	26	(47)	(32)
Total revenues net of interest expense	21	28	28	(74)	25
Total provisions for credit losses	#	#	#	#	#
Total revenues net of interest expense after provisions for credit losses	33	45	29	(73)	38
Marketing, business development, and Card Member rewards and services	49	44	26	55	46
Salaries and employee benefits and other operating expenses	2	5	3	(1)	3
Pretax income (loss)	32	#	62	(21)	80

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (Q)					Reported	FX-Adjusted (Q)
	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YTD'21	YTD'21
Worldwide
Network volumes (F)	29%	50%	(6)%	(14)%	(19)%	29%	46%	(8)%	(15)%	(19)%	22%	20%
Total billed business (F)	31	53	(7)	(15)	(20)	31	51	(9)	(16)	(20)	23	21
Consumer billed business	34	62	(4)	(12)	(17)	34	58	(6)	(13)	(18)	27	25
Commercial billed business	28	45	(10)	(18)	(23)	28	43	(12)	(19)	(23)	18	16
Processed volumes (F)	20	33	3	(8)	(14)	18	26	(1)	(10)	(13)	18	14

U.S.
Network volumes (F)	33	53	(4)	(12)	(17)	n/a	n/a	n/a	n/a	n/a	25	n/a
Total billed business (F)	32	53	(5)	(12)	(17)	n/a	n/a	n/a	n/a	n/a	24	n/a
Consumer billed business	37	63	(2)	(11)	(16)	n/a	n/a	n/a	n/a	n/a	30	n/a
Commercial billed business	28	44	(8)	(15)	(19)	n/a	n/a	n/a	n/a	n/a	19	n/a

Outside the U.S.
Network volumes (F)	22	42	(10)	(18)	(23)	20	32	(15)	(21)	(24)	15	9
Total billed business (F)	28	55	(14)	(22)	(27)	25	43	(20)	(25)	(29)	18	11
Consumer billed business	27	59	(10)	(17)	(21)	24	46	(17)	(20)	(23)	21	14
Commercial billed business	28	49	(20)	(31)	(37)	27	38	(26)	(33)	(37)	13	7
Asia Pacific consolidated network volumes	10	28	—	(10)	(15)	10	20	(7)	(15)	(17)	12	6
Latin America & Canada network volumes	39	55	(19)	(29)	(37)	35	45	(18)	(25)	(31)	18	16
Europe, Middle East & Africa network volumes	36	66	(21)	(28)	(30)	31	51	(27)	(31)	(32)	20	12

Merchant Industry Metrics
Worldwide billed business (F)
Goods & Services (G&S)-related (79% of Q3'21 worldwide billed business) (R)	18	34	8	5	1	18	31	6	4	1	19	18
T&E-related (21% of Q3'21 worldwide billed business)	126	347	(49)	(64)	(68)	124	340	(50)	(65)	(68)	39	37
Airline-related (3% of Q3'21 worldwide billed business)	429	#	(72)	(85)	(92)	426	#	(73)	(85)	(92)	27	24

U.S. billed business (F)
G&S-related (80% of Q3'21 U.S. billed business) (R)	19	33	7	5	2	n/a	n/a	n/a	n/a	n/a	19	n/a
T&E-related (20% of Q3'21 U.S. billed business)	141	350	(43)	(62)	(67)	n/a	n/a	n/a	n/a	n/a	51	n/a
Airline-related (3% of Q3'21 U.S. billed business)	421	#	(67)	(82)	(90)	n/a	n/a	n/a	n/a	n/a	45	n/a
# - Denotes a variance of 1,000 percent or more.

See Appendix IV for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information (P)
(Millions, except percentages)

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues	$4,699	$4,464	$3,819	$3,970	$3,632	29	$12,982	$10,662	22
Interest income	1,879	1,749	1,808	1,901	1,916	(2)	5,436	6,298	(14)
Interest expense	174	174	188	210	244	(29)	536	844	(36)
Net interest income	1,705	1,575	1,620	1,691	1,672	2	4,900	5,454	(10)
Total revenues net of interest expense	6,404	6,039	5,439	5,661	5,304	21	17,882	16,116	11
Total provisions for credit losses	(126)	(342)	(504)	43	411	#	(972)	3,107	#
Total revenues net of interest expense after provisions for credit losses	6,530	6,381	5,943	5,618	4,893	33	18,854	13,009	45
Expenses
Marketing, business development, and Card Member rewards and services	3,791	3,327	2,627	2,799	2,547	49	9,745	7,042	38
Salaries and employee benefits and other operating expenses	1,251	1,172	1,161	1,359	1,221	2	3,584	3,740	(4)
Total expenses	5,042	4,499	3,788	4,158	3,768	34	13,329	10,782	24
Pretax segment income	$1,488	$1,882	$2,155	$1,460	$1,125	32	$5,525	$2,227	#

(Billions, except percentages and where indicated)
Billed business (F)
U.S.	$114.9	$110.8	$89.0	$94.8	$83.9	37	$314.7	$242.9	30
Outside the U.S.	$38.2	$35.8	$30.3	$34.7	$30.2	26	$104.3	$86.4	21
Total	$153.1	$146.6	$119.3	$129.5	$114.1	34	$419.0	$329.3	27
Proprietary cards-in-force (millions) (G)
U.S.	38.7	38.1	37.8	37.7	37.5	3	38.7	37.5	3
Outside the U.S.	16.8	16.7	16.7	16.7	16.8	—	16.8	16.8	—
Total	55.5	54.8	54.5	54.4	54.3	2	55.5	54.3	2
Proprietary basic cards-in-force (millions) (G)
U.S.	27.2	26.9	26.7	26.6	26.5	3	27.2	26.5	3
Outside the U.S.	11.7	11.6	11.6	11.6	11.7	—	11.7	11.7	—
Total	38.9	38.5	38.3	38.2	38.2	2	38.9	38.2	2
Average proprietary basic Card Member spending (dollars)
U.S	$4,255	$4,138	$3,336	$3,567	$3,162	35	$11,731	$9,080	29
Outside the U.S.	$3,278	$3,087	$2,616	$2,984	$2,555	28	$8,982	$7,209	25
Average	$3,960	$3,821	$3,118	$3,390	$2,975	33	$10,901	$8,501	28

Segment assets	$91.8	$89.7	$81.9	$87.4	$81.9	12	$91.8	$81.9	12

Card Member loans
Total loans
U.S.	$52.6	$51.8	$48.3	$51.4	$49.8	6	$52.6	$49.8	6
Outside the U.S.	$9.0	$8.8	$8.0	$8.7	$7.7	17	$9.0	$7.7	17
Total	$61.6	$60.6	$56.3	$60.1	$57.5	7	$61.6	$57.5	7

Average loans
U.S.	$52.3	$49.9	$49.0	$50.3	$50.0	5	$50.5	$53.8	(6)
Outside the U.S.	$8.9	$8.4	$8.3	$8.3	$7.8	14	$8.5	$8.6	(1)
Total	$61.2	$58.3	$57.3	$58.6	$57.8	6	$59.0	$62.4	(5)

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (K)	0.5%	0.9%	1.3%	1.9%	2.4%		0.9%	2.6%
Net write-off rate (principal, interest and fees) (K)	0.8%	1.2%	1.6%	2.3%	2.9%		1.2%	3.1%
30+ days past due as a % of total (L)	0.7%	0.6%	0.9%	1.0%	1.1%		0.7%	1.1%
Outside the U.S.
Net write-off rate (principal only) (K)	1.3%	2.2%	2.5%	2.5%	3.3%		2.0%	3.2%
Net write-off rate (principal, interest and fees) (K)	1.7%	2.9%	3.2%	3.1%	4.1%		2.6%	4.0%
30+ days past due as a % of total (L)	1.0%	1.1%	1.6%	1.7%	1.8%		1.0%	1.8%
Total
Net write-off rate (principal only) (K)	0.7%	1.1%	1.4%	2.0%	2.5%		1.1%	2.7%
Net write-off rate (principal, interest and fees) (K)	0.9%	1.5%	1.8%	2.4%	3.1%		1.4%	3.2%
30+ days past due as a % of total (L)	0.7%	0.7%	1.0%	1.1%	1.2%		0.7%	1.2%

Net interest income divided by average Card Member loans (M)	11.1%	10.8%	11.3%	11.5%	11.6%		11.1%	11.7%
Net interest yield on average Card Member loans (M)
U.S.	11.6%	11.4%	12.1%	12.0%	12.0%		11.7%	11.9%
Outside the U.S.	9.3%	9.9%	10.9%	11.1%	11.9%		10.0%	12.2%
Total	11.3%	11.1%	11.9%	11.9%	12.0%		11.4%	12.0%

Card Member receivables
U.S.	$12.6	$12.9	$11.2	$11.9	$10.3	22	$12.6	$10.3	22
Outside the U.S.	$6.9	$7.0	$6.0	$6.8	$5.8	19	$6.9	$5.8	19
Total receivables	$19.5	$19.9	$17.2	$18.7	$16.1	21	$19.5	$16.1	21

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (K)	0.0%	0.0%	—%	0.4%	1.0%		0.0%	1.6%
Net write-off rate (principal and fees) (K)	0.1%	—%	0.1%	0.5%	1.1%		0.0%	1.7%
30+ days past due as a % of total (L)	0.4%	0.3%	0.4%	0.4%	0.6%		0.4%	0.6%
Outside the U.S.
Net write-off rate (principal only) (K)	0.6%	1.0%	1.3%	1.3%	2.8%		1.0%	2.9%
Net write-off rate (principal and fees) (K)	0.7%	1.1%	1.4%	1.5%	3.1%		1.1%	3.1%
30+ days past due as a % of total (L)	0.7%	0.7%	0.9%	1.0%	1.2%		0.7%	1.2%
Total
Net write-off rate (principal only) (K)	0.2%	0.3%	0.5%	0.7%	1.7%		0.3%	2.0%
Net write-off rate (principal and fees) (K)	0.3%	0.4%	0.6%	0.8%	1.8%		0.4%	2.2%
30+ days past due as a % of total (L)	0.5%	0.4%	0.6%	0.6%	0.8%		0.5%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues	$2,978	$2,815	$2,432	$2,523	$2,327	28	$8,225	$7,129	15
Interest income	378	345	336	334	351	8	1,059	1,252	(15)
Interest expense	111	111	116	126	139	(20)	338	493	(31)
Net interest income	267	234	220	208	212	26	721	759	(5)
Total revenues net of interest expense	3,245	3,049	2,652	2,731	2,539	28	8,946	7,888	13
Total provisions for credit losses (N)	(67)	(235)	(162)	(164)	250	#	(464)	1,657	#
Total revenues net of interest expense after provisions for credit losses	3,312	3,284	2,814	2,895	2,289	45	9,410	6,231	51
Expenses
Marketing, business development, and Card Member rewards and services	1,757	1,630	1,386	1,338	1,221	44	4,773	3,653	31
Salaries and employee benefits and other operating expenses	837	815	763	890	796	5	2,415	2,309	5
Total expenses	2,594	2,445	2,149	2,228	2,017	29	7,188	5,962	21
Pretax segment income (loss)	$718	$839	$665	$667	$272	#	$2,222	$269	#

(Billions, except percentages and where indicated)
Billed business (F)	$126.1	$119.9	$104.0	$109.1	$98.5	28	$350.0	$297.4	18
Proprietary cards-in-force (millions) (G)	15.1	14.8	14.5	14.5	14.5	4	15.1	14.5	4
Average Card Member spending (dollars)	$8,447	$8,180	$7,159	$7,515	$6,776	25	$23,790	$20,268	17

Segment assets	$48.2	$46.4	$42.4	$42.1	$39.9	21	$48.2	$39.9	21

Card Member loans
Total loans	$15.4	$15.0	$13.8	$13.3	$12.1	27	$15.4	$12.1	27
Total loans - Global Small Business Services (GSBS)	$15.3	$15.0	$13.8	$13.2	$12.0	28	$15.3	$12.0	28
30+ days past due as a % of total - GSBS (L)	0.5%	0.4%	0.6%	0.7%	1.1%		0.5%	1.1%
Average loans - GSBS	$15.2	$14.4	$13.4	$12.5	$12.1	26	$14.3	$13.0	10
Net write-off rate (principal only) - GSBS (K)	0.5%	0.6%	1.0%	1.9%	2.2%		0.7%	2.1%
Net write-off rate (principal, interest and fees) - GSBS (K)	0.6%	0.7%	1.2%	2.2%	2.5%		0.8%	2.4%

Net interest income divided by average Card Member loans (M)	7.0%	6.5%	6.5%	6.6%	7.0%		6.7%	7.7%
Net interest yield on average Card Member loans (M)	8.8%	8.3%	8.7%	9.0%	9.5%		8.6%	10.1%

Card Member receivables
Total receivables	$29.3	$27.7	$24.8	$25.0	$24.7	19	$29.3	$24.7	19
Net write-off rate (principal and fees) (K)(N)	0.2%	(0.2)%	0.5%	1.1%	2.5%		0.2%	2.4%
Total receivables - GCP (O)	$12.5	$11.7	$10.5	$10.9	$10.4	20	$12.5	$10.4	20
90+ days past billing as a % of total - GCP (L)(O)	0.3%	0.3%	0.4%	0.6%	0.6%		0.3%	0.6%
Net write-off rate (principal and fees) - GCP (K)(N)(O)	0.2%	(0.9)%	0.4%	0.7%	2.4%		(0.1)%	2.2%
Total receivables - GSBS	$16.8	$15.9	$14.3	$14.1	$14.3	17	$16.8	$14.3	17
30+ days past due as a % of total - GSBS (L)	0.6%	0.5%	0.6%	0.7%	1.0%		0.6%	1.0%
Net write-off rate (principal only) - GSBS (K)	0.2%	0.2%	0.5%	1.3%	2.3%		0.3%	2.3%
Net write-off rate (principal and fees) - GSBS (K)	0.3%	0.3%	0.5%	1.4%	2.5%		0.4%	2.6%
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information (P)
(Millions, except percentages)

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues	$1,280	$1,204	$1,061	$1,086	$997	28	$3,545	$3,057	16
Interest income	4	4	4	4	4	—	12	14	(14)
Interest expense	(24)	(20)	(17)	(21)	(19)	26	(61)	(61)	—
Net interest income	28	24	21	25	23	22	73	75	(3)
Total revenues net of interest expense	1,308	1,228	1,082	1,111	1,020	28	3,618	3,132	16
Total provisions for credit losses	—	(27)	(10)	12	3	#	(37)	75	#
Total revenues net of interest expense after provisions for credit losses	1,308	1,255	1,092	1,099	1,017	29	3,655	3,057	20
Expenses
Marketing, business development, and Card Member rewards and services	375	373	300	330	297	26	1,048	800	31
Salaries and employee benefits and other operating expenses	404	355	407	493	394	3	1,166	1,218	(4)
Total expenses	779	728	707	823	691	13	2,214	2,018	10
Pretax segment income	$529	$527	$385	$276	$326	62	$1,441	$1,039	39

(Billions)
Segment assets	$14.2	$14.2	$13.6	$14.0	$12.0	18	$14.2	$12.0	18

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
ROE
Net income	$7,779	$7,026	$5,003	$3,135	$3,390
Average shareholders' equity	$23,832	$23,071	$22,158	$22,002	$22,172
Return on average equity (D)	32.6%	30.5%	22.6%	14.2%	15.3%

Reconciliation of ROCE
Net income	$7,779	$7,026	$5,003	$3,135	$3,390
Preferred share dividends and equity related adjustments (S)	72	59	61	79	85
Earnings allocated to participating share awards and other	54	47	33	20	23
Net income attributable to common shareholders (S)	$7,653	$6,920	$4,909	$3,036	$3,282

Average shareholders' equity	$23,832	$23,071	$22,158	$22,002	$22,172
Average preferred shares (S)	1,763	1,584	1,584	1,584	1,584
Average common shareholders' equity	$22,069	$21,487	$20,574	$20,418	$20,588
Return on average common equity (D)	34.7%	32.2%	23.9%	14.9%	15.9%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YTD'21	YTD'20
Consolidated
Net interest income	$1,994	$1,818	$1,830	$1,897	$1,874	$5,642	$6,088
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	172	195	236	254	296	603	1,041
Interest income not attributable to our Card Member loan portfolio (U)	(92)	(93)	(96)	(111)	(137)	(281)	(557)
Adjusted net interest income (V)	$2,074	$1,920	$1,970	$2,040	$2,033	$5,964	$6,572
Average Card Member loans (billions)	$76.4	$72.8	$70.7	$71.2	$69.9	$73.4	$75.4
Net interest income divided by average Card Member loans (W)	10.4%	10.0%	10.4%	10.7%	10.7%	10.2%	10.8%
Net interest yield on average Card Member loans (X)	10.8%	10.6%	11.3%	11.4%	11.6%	10.9%	11.6%

Global Consumer Services Group (P)
U.S.
Net interest income	$1,524	$1,392	$1,421	$1,490	$1,470	$4,337	$4,732
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	31	44	60	64	81	135	224
Interest income not attributable to our Card Member loan portfolio (U)	(27)	(22)	(25)	(33)	(42)	(74)	(156)
Adjusted net interest income (V)	$1,528	$1,414	$1,456	$1,521	$1,509	$4,398	$4,800
Average Card Member loans (billions)	$52.3	$49.9	$49.0	$50.3	$50.0	$50.5	$53.8
Net interest income divided by average Card Member loans (W)	11.7%	11.2%	11.6%	11.8%	11.8%	11.5%	11.7%
Net interest yield on average Card Member loans (X)	11.6%	11.4%	12.1%	12.0%	12.0%	11.7%	11.9%

Outside the U.S.
Net interest income	$181	$183	$199	$201	$202	$563	$721
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	29	26	26	34	36	81	71
Interest income not attributable to our Card Member loan portfolio (U)	(2)	(2)	(2)	(2)	(3)	(6)	(9)
Adjusted net interest income (V)	$208	$207	$223	$233	$235	$638	$783
Average Card Member loans (billions)	$8.9	$8.4	$8.3	$8.3	$7.8	$8.6	$8.6
Net interest income divided by average Card Member loans (W)	8.1%	8.7%	9.6%	9.7%	10.4%	8.7%	11.2%
Net interest yield on average Card Member loans (X)	9.3%	9.9%	10.9%	11.1%	11.9%	10.0%	12.2%

Total
Net interest income	$1,705	$1,575	$1,620	$1,691	$1,672	$4,900	$5,454
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	60	70	86	98	117	216	295
Interest income not attributable to our Card Member loan portfolio (U)	(29)	(24)	(27)	(35)	(45)	(80)	(166)
Adjusted net interest income (V)	$1,736	$1,621	$1,679	$1,754	$1,744	$5,036	$5,583
Average Card Member loans (billions)	$61.2	$58.3	$57.3	$58.6	$57.8	$59.0	$62.4
Net interest income divided by average Card Member loans (W)	11.1%	10.8%	11.3%	11.5%	11.6%	11.1%	11.7%
Net interest yield on average Card Member loans (X)	11.3%	11.1%	11.9%	11.9%	12.0%	11.4%	12.0%

Global Commercial Services
Net interest income	$267	$234	$220	$208	$212	$721	$759
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	88	87	93	103	111	269	375
Interest income not attributable to our Card Member loan portfolio (U)	(17)	(22)	(22)	(25)	(34)	(62)	(145)
Adjusted net interest income (V)	$338	$299	$291	$286	$289	$928	$989
Average Card Member loans (billions)	$15.2	$14.5	$13.5	$12.6	$12.1	$14.4	$13.1
Net interest income divided by average Card Member loans (W)	7.0%	6.5%	6.5%	6.6%	7.0%	6.7%	7.7%
Net interest yield on average Card Member loans (X)	8.8%	8.3%	8.7%	9.0%	9.5%	8.6%	10.1%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix III
Card Member Receivables Net Write-offs Components
(Billions, except percentages and where indicated)

	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	YOY % change	YTD'21	YTD'20	YOY % change
Worldwide Card Member receivables
Net write-offs (millions)
Net write-offs (principal and fees) (K)	$32	$4	$53	$105	$219	(85)	$89	$776	(89)
Less: Net write-offs (principal and fees) - GCP (K)(N)(O)	6	(24)	10	18	60	(90)	(8)	208	#
Net write-offs (principal and fees) - GCSG and GSBS (K)	$26	$28	$43	$87	$159	(84)	$97	$568	(83)
Less: Net write-offs (fees only) - GCSG and GSBS (K)	3	5	7	10	15	(80)	15	52	(71)
Net write-offs (principal only) - GCSG and GSBS (K)	$23	$23	$36	$77	$144	(84)	$82	$516	(84)

Average Card Member receivables
Global Consumer Services Group (GCSG)	$19.8	$18.6	$17.1	$17.3	$15.8	25	$18.5	$16.7	11
Global Small Business Services (GSBS)	16.5	15.2	14.0	14.4	13.8	20	15.2	14.9	2
Average receivables (GCSG and GSBS)	$36.3	$33.8	$31.1	$31.7	$29.6	23	$33.7	$31.6	7
GCP (O)	12.0	11.1	10.7	10.7	9.9	21	11.3	$12.6	(10)
Total average receivables	$48.3	$44.9	$41.8	$42.4	$39.5	22	$45.0	$44.2	2

Net write-off rate (principal and fees) (K)	0.3%	0.0%	0.5%	1.0%	2.2%		0.3%	2.3%
Net write-off rate (principal and fees) - GCSG and GSBS (K)	0.3%	0.3%	0.6%	1.1%	2.2%		0.4%	2.4%
Net write-off rate (principal only) - GCSG and GSBS (K)	0.2%	0.3%	0.5%	1.0%	2.0%		0.3%	2.2%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Effective April 1, 2021, we prospectively changed the recognition of certain costs paid to a third party previously recognized over the twelve month card membership period in Net card fees in the Consolidated Statements of Income; such costs are now recorded as incurred in Marketing and business development expense. This change is not material to the Consolidated Financial Statements.
(B)	Represents net income, less (i) earnings allocated to participating share awards of $14 million, $16 million, $15 million, $9 million and $7 million in Q3'21, Q2'21, Q1'21, Q4'20 and Q3'20, respectively; (ii) dividends on preferred shares of $20 million, $15 million, $14 million, $14 million and $16 million in Q3'21, Q2'21, Q1'21, Q4'20 and Q3'20, respectively; and (iii) an equity-related adjustment of $9 million related to the redemption of preferred shares in Q3'21 (refer to Footnote "S").
(C)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans and Paycheck Protection Program (PPP)), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(D)	Return on average equity and return on average common equity are calculated for the relevant periods by dividing the preceding twelve months of net income by the one-year monthly average total shareholders' equity, and the preceding twelve months of net income attributable to common shareholders by the one-year monthly average common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Effective Q1'21, we changed the way we describe our volume metrics:
• Where we previously used the term “Billed Business” to describe our total volumes, we now use the term “Network Volumes.”
• Where we previously used the term “Proprietary Billed Business” to describe transaction volumes from cards and other payment products issued by American Express, we now use the term “Billed Business.”
• Where we previously used the term “GNS Billed Business” to describe transaction volumes from cards issued by GNS partners and joint ventures, we now use the term “Processed Volumes” and in order to provide a more complete view of transactions across our network we have now included in this category transactions associated with certain alternative payment solutions that were not previously reported in our volume metrics.

We believe that these changes provide better differentiation and descriptors for the volumes that run across the American Express network.
(G)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(H)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of network volumes retained by us from spend at merchants we acquire, or from merchants acquired by third parties on our behalf, net of amounts retained by such third parties. The average discount rate, together with network volumes, drive our discount revenue.
(I)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(J)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(K)	We present a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented. We believe the net write-off rate, excluding GCP net write-offs, a non-GAAP measure, is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., Global Consumer and Global Small Business Services). See Appendix III for a reconciliation.
(L)	Beginning Q1'20, we offered Customer Pandemic Relief programs to provide short-term support for customers impacted by COVID-19. These programs are no longer widely available and negligible balances remained in the programs as of September 30, 2021. Delinquency status is generally frozen at enrollment, and loans that are current at enrollment do not age, regardless of whether payment is made. Upon exiting the program, delinquency aging resumes where it had left off at enrollment.
(M)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "W" and "X").
(N)	Q2'21 includes a $37 million partial recovery in Card Member receivables related to a corporate client bankruptcy, which had resulted in a $53 million write-off in the prior year in the Global Commercial Services (GCS) segment.
(O)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(P)	As a result of organizational changes announced during the second quarter of 2021, our loyalty coalition business results, which were previously reported within the GMNS segment, are now reported within the GCSG segment. Prior period segment results have been revised to conform with current period presentation.
(Q)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q3'21 apply to the period(s) against which such results are being compared).
(R)	Effective Q1'21, we renamed "Non T&E" to "Goods and services (G&S)" which includes spend in merchant categories other than T&E-related merchant categories.
(S)	On August 3, 2021, we issued $1.6 billion of 3.550% Fixed Rate Reset Noncumulative Preferred Shares, Series D. With the proceeds from that issuance, we redeemed in full the $850 million of 4.900% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series C on September 15, 2021. The difference between the redemption value and carrying value of the redeemed Series C Preferred Shares resulted in a $9 million reduction to net income available to common shareholders. We intend to redeem in full the $750 million of 5.200% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series B on November 15, 2021.
(T)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(U)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(V)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. We believe adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(W)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(X)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio.